UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 21, 2004
                                                 ___________________________

                          Banknorth Group, Inc.
____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Maine                                 001-31251               01-0437984
____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                        Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
____________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (207) 761-8500
                                                   _________________________

                             Not Applicable
____________________________________________________________________________
       (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events
          ____________


     On September 21, 2004, Banknorth Group, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          _________________________________


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     __________          ___________


     99.1                Press Release, dated September 21, 2004























                                      2

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         BANKNORTH GROUP, INC.


                         By:    /s/ Peter J. Verrill
                                __________________________________________
                                Name:  Peter J. Verrill
                                Title: Senior Executive Vice President and
                                       Chief Operating Officer

Date:  September 21, 2004